Construction Underway on Union-Built Iconic Chicago Skyscraper

The AFL-CIO Housing Investment Trust (HIT) was honored to take part in the groundbreaking celebration for 400 Lake Shore, the development that is expected to transform the Chicago skyline and create 3.3 million hours of union construction work. The HIT is helping to finance the 72-story, mixed-use skyscraper that will rise next to where the Chicago River flows into Lake Michigan. HIT capital will combine with funds from a syndicate of institutional investors led by Wells Fargo in collaboration with the Illinois Housing Development Authority.

"Our investment in the iconic 400 Lake Shore is the latest example of HIT’s commitment to Chicago,” noted Lesyllee White, HIT Chief Marketing Officer, addressing those in attendance at the celebration. “It is the 67th project that the HIT has financed in Chicago, where, since 1984, we have created a total of 14,773 residential units and an estimated 25 million hours of union construction jobs, positively impacting this great city. Nine of these developments are currently in construction." Ms. White concluded by thanking the 360 union and public employee pension funds invested in the HIT for making HIT's participation in projects like 400 Lake Shore possible.

Developer Related Midwest began construction on the project’s first phase, expected to be completed in 2027. Tower One will include 635 residential units, 127 of which will be set aside for households at or below 50 percent of area median income. Union workers will perform all construction, generating employment opportunities for several years.

The project will rise on an empty site once envisioned to be the location of a 150-story skyscraper, the long-abandoned Chicago Spire. Adjacent to undeveloped parkland that has sat idle since local leaders proposed it years ago as a public space dedicated to Jean Baptiste Point DuSable, the development includes funds pledged for the completion of DuSable Park, which will be linked to 400 Lake Shore and will provide river and lake-front access for residents and the public. When completed, the combination of the mixed-use development and the new park will signal a significant transformation of Chicago’s urban landscape.

“HIT’s participation in a project of this scale means union capital will be bringing affordable units to the Streeterville area of Chicago and generating work and careers for union workers for years to come,” said HIT CEO Chang Suh. "We remain committed to Chicago and look forward to continuing to invest our capital to positively impact this great American city."

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $6.3 billion in net assets. For nearly 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of April 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.